UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2009

Hypercom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8888 East Raintree Drive, Suite 300, Scottsdale, Arizona		85260
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-642-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 26, 2009, as described in Item 2.06 below, Hypercom Corporation ("Hypercom" or the "Company") issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, containing certain information regarding Hypercom’s financial results for the fourth quarter and year ended December 31, 2008.

This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

Hypercom has concluded that it expects to record a non-cash goodwill and intangible assets impairment charge in the Company's financial statements for the fourth quarter and fiscal year ended December 31, 2008. While the impairment testing process is not yet completed, Hypercom expects that the charge will result in the write-off of a substantial portion of the $158.2 million in goodwill and intangible assets on its balance sheet as of September 30, 2008. Although this impairment charge will reduce 2008 operating results under U.S. generally accepted accounting principles, the impairment is a non-cash charge and will not affect the Company’s liquidity position or cash flows from operating activities.

The Company initiated the impairment testing of goodwill and intangible assets in accordance with Statement of Accounting Financial Standards No. 142, Goodwill and Other Intangible Assets, and FAS No. 144, Impairment of Long Lived Assets, as a result of the decline of the Company's stock price since September 2008, reflecting the global economic downturn and turmoil in the equity markets.

Additional details of the impairment charge and its impact on the Company's financial statements will be included in Hypercom's Annual Report on Form 10-K for the year ended December 31, 2008, which is expected to be filed with the U.S. Securities and Exchange Commission on or before March 16, 2009.

On February 26, 2009, Hypercom issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, describing the expected charge.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being furnished with this report:

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

99.1 Press release issued on February 26, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hypercom Corporation

February 26, 2009	By:	/s/ Philippe Tartavull

Name: Philippe Tartavull
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on February 26, 2009